                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 17, 1995 included in Pharmaceutical Resources, Inc.'s Form 10-K for the year ended September 30, 1995 and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP



New York, New York
April 25, 1996